SUPPLEMENT DATED AUGUST 15, 2012
TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 25, 2012
OF
HAWAIIAN TAX-FREE TRUST

The Board of Trustees of Hawaiian Tax-Free Trust (the “Trust”) has approved an Amended and Restated Investment Advisory Agreement between the Trust and Asset Management Group of Bank of Hawaii, the Trust’s investment adviser (the “Adviser”), subject to approval of the Trust’s shareholders. The Adviser will continue to serve as the Trust’s investment adviser under the Amended and Restated Investment Advisory Agreement.  Trust shareholders will be asked to approve the Amended and Restated Investment Advisory Agreement at a special meeting to be held on October 27, 2012.

If shareholders approve the Amended and Restated Investment Advisory Agreement, the advisory fee payable by the Trust will increase from the current annual rate of 0.14% of the Trust’s net asset value to 0.23% of the Trust’s net asset value on assets up to and including $875 million; 0.17% of the Trust’s net asset value on assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net asset value on assets over $1.5 billion.  In addition, certain expenses associated with maintaining the Trust’s accounting records that are currently borne by the Adviser will be borne by the Trust if shareholders approve the Amended and Restated Investment Advisory Agreement.

Contingent upon shareholder approval of the Amended and Restated Investment Advisory Agreement, the Trust and Aquila Investment Management LLC, the Trust’s sponsor and administrator (the “Administrator”), will enter into an Amended and Restated Administration Agreement under which the fee paid to the Administrator will be reduced from the annual rate of 0.26% of the Trust’s net asset value to the annual rate of 0.22% of the Trust’s net asset value.  The Amended and Restated Administration Agreement does not require shareholder approval.

At the special meeting to be held on October 27, 2012, Trust shareholders also will be asked to approve elimination of two fundamental policies of the Trust that are not required by law or are more restrictive than the law requires.  If shareholders approve the proposals, the Adviser intends to invest a portion of the Trust’s assets in shares of money market funds for cash management purposes, and if necessary, temporary defensive purposes.  No other changes to the Trust’s current investment practices are contemplated in connection with the proposals.  The Trust’s investment objective is not proposed to change and shall remain the same.  The Trust shall continue to seek to provide as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.

A proxy statement describing these initiatives is being mailed in August 2012.  If shareholder approval is obtained, these initiatives are expected to be implemented in November 2012.